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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 19, 2003



                          INVERESK RESEARCH GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                    000-49765                  43-1955097
----------------------------         ------------            -------------------
(State or Other Jurisdiction         (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                 11000 WESTON PARKWAY, SUITE 100, CARY, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

On November 20, 2003 Inveresk Research Group, Inc. (the "Company") filed a Prospectus Supplement, dated November 19, 2003, to the Prospectus dated October 31, 2003, included as part of the Registration Statement on Form S-3 of the Company (File No. 333-108813) (the "Registration Statement"), relating to the offering of 9,000,000 shares of the Company's common stock by various selling stockholders and 1,000,000 shares of the Company's common stock by the Company. The form of Underwriting Agreement that is expected to be used in connection with that offering is attached hereto as Exhibit 1. Pursuant to Item 601(b)(1) of Regulation S-K, that exhibit is intended to be incorporated by reference into the Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements - None

     (b) Pro Forma Financial Information - None

     (c) Exhibits

         1 - Form of Underwriting Agreement
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2003                  INVERESK RESEARCH GROUP, INC.


                                         By: /s/ D.J. Paul E. Cowan
                                             -------------------------
                                             D.J. Paul E. Cowan
                                             Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit No.
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   1  -  Form of Underwriting Agreement